Exhibit 10.1

OMNIBUS AMENDMENT NO.1 TO NOTES

This Omnibus Amendment No. 1, dated as of May 31, 2016 (this “Amendment”), is made by and among Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy Funds VIP Science & Technology (each, a “Lender” and together, the “Lenders”), and Marrone Bio Innovations, Inc. (the “Borrower”), with respect to those certain senior secured promissory notes, dated August 20, 2015 (each a “Note”, collectively, the “Notes”) which Borrower has issued to the Lenders.

Each of the parties hereto do hereby agree that Section 5(ix) of the Notes (Minimum Cash Balance) is hereby deleted in its entirety.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDER:

IVY SCIENCE & TECHNOLOGY FUND
By: Ivy Investment Management Company, its Manager

By:	/s/ Zachary H. Shafran
Name:	Zachary H. Shafran
Title:	SVP

WADDELL & REED ADVISORS SCIENCE & TECHNOLOGY FUND
By: Waddell & Reed Investment Management Company, its Manager

By:	/s/ Zachary H. Shafran
Name:	Zachary H. Shafran
Title:	SVP

IVY FUNDS VIP SCIENCE & TECHNOLOGY
By: Waddell & Reed Investment Management Company, its Manager

By:	/s/ Zachary H. Shafran
Name:	Zachary H. Shafran
Title:	SVP

BORROWER:

MARRONE BIO INNOVATIONS, INC.

By:	/s/ James B. Boyd
Name:	James B. Boyd
Title:	Chief Financial Officer

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